DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R and Institutional Class
Statutory Prospectuses dated April 30, 2010

On November 17, 2010, the Board of Trustees of Delaware Group Limited-Term Government Funds voted to approve changes related to the Fund’s investment strategy in foreign securities. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the fifth paragraph in the section entitled, “Fund summary – What are the Fund’s principal investment strategies?”:

The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Fund's total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets.

The following information replaces the sixth paragraph in the section entitled, “How we manage the Fund – Our investment strategies”:

The Fund may also invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets. The Manager will limit non-U.S.-dollar-denominated securities to no more than 20% of net assets. The Fund's total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 10% of net assets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank.

The following replaces the information in the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Foreign securities”:

Foreign securities
Debt issued by a non-U.S. company or a government other than the United States or by an agency, instrumentality, or political subdivision of such government.

How the Fund uses them: The Fund may invest up to 30% of its net assets in securities of foreign companies or governments.

The following replaces the information in the section entitled, “How we manage the Fund – The risks of investing in the Fund – Foreign government securities risk”:

Foreign government securities risk
Foreign government securities risk involves the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

How the Fund strives to manage it: The Fund attempts to reduce the risks associated with investing in foreign governments by limiting the portion of its assets that may be invested in such securities. The Fund will not invest more than 30% of its net assets in foreign securities.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2010.